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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            OHIO                         1-2299                 34-0117420
-------------------------------       ---------------        -----------------
(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
Incorporation or Organization)           Number)            Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     (a)  2006 Management Incentive Plan.

          On August 9, 2005, the Executive Organization & Compensation Committee (the "Committee") of the Board of Directors of Applied Industrial Technologies, Inc. ("Applied") adopted the fiscal 2006 Management Incentive Plan (the "MIP") for executive officers under the 1997 Long-Term Performance Plan (the "LTPP"). The MIP is Applied's program for rewarding officers for achieving annual goals. The size of the incentive payments depends on the level of performance achieved relative to earnings per share goals set by the Committee. MIP payments can range from 0% to 200% (for outstanding achievement) of the target incentive values the Committee established for each officer. A copy of the 2006 MIP General Terms is attached as Exhibit 10(a) to this Form.

     (b)  2006-2008 Performance Grants.

          On August 9, 2005, the Committee also adopted the 2006-2008 Performance Grant program under the LTPP. The Committee has made annual awards of three-year performance grants to the executive officers since fiscal 2002. The payout at the end of the three-year performance period is calculated based on Applied's achievement of performance goals over that period. Goals are based on sales growth, return on sales, and total shareholder return. Payouts can range from 0% to 200% (for outstanding achievement) of the target incentive values the Committee established for each officer, and are made in cash, Applied common stock, or a combination thereof, as determined by the Committee. A copy of the Performance Grant Terms and Conditions is attached as Exhibit 10(b) to this Form.

     (c)  Stock Appreciation Rights.

          The Committee also awarded non-qualified stock-settled stock appreciation rights to the executive officers under the LTPP on August 9, 2005. A form of the Stock Appreciation Rights Award Terms and Conditions is filed as Exhibit 10(c) to this Form.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          10(a) 2006 Management Incentive Plan General Terms.

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          10(b) Performance Grant Terms and Conditions.

          10(c) Stock Appreciation Rights Award Terms and Conditions.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            APPLIED INDUSTRIAL TECHNOLOGIES,
                                              INC.
                                            (Registrant)

                                            By: /s/ Fred D. Bauer
                                                -------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                        & Secretary

Date: August 9, 2005

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                                 EXHIBIT INDEX

Exhibit No.     Description

   10(a)        2006 Management Incentive Plan General Terms.

   10(b)        Performance Grant Terms and Conditions.

   10(c)        Stock Appreciation Rights Award Terms and Conditions.